UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

March 31, 2011

Dear Fellow Shareholders,

March 31, 2011 marked the completion of the Davlin Philanthropic Fund’s third fiscal period.  During the last year, we expanded the charitable features of our product by formalizing the Donation Matching Program and worked hard for a respectable 16.35% return, beating the S&P 500 return of 15.65%, but significantly underperforming the Russell 2000 return of 25.79%.

Charity Update:

It is official: April is our favorite month of the year.  After the long New England winter, the last of the snow finally melted.  The days are getting longer and with it warmer weather starts to appear, albeit sporadically.  And most importantly, it is time to give out the annual donation checks.  This April marked our third year of donations.  Checks went out to twenty–one great charities, including:  Actor’s Fund of America, Alzheimer’s Association, ASPCA, Bay Cove Human Service, BELL National, Belmont Hill School, the Boston Harbor Island Alliance, Boston University, Earthwatch Institute, Feeding America, Hands Together for Haiti, Heifer Project International, Juvenile Diabetes Research Foundation, Massachusetts Society for the Prevention of Cruelty to Children, Nature Conservancy, Parmenter Community Health, Public Theater of NY, Trinity College, University of Pittsburgh, and WNRN (a public radio station).  The donations ranged from $100.00 to $2,000.00 in size.  The exciting part for us is that handing out the checks gives us the opportunity to visit many of these amazing charities.  We get to hear and see first hand the incredible work that these charities do to improve our world.

What we have also noticed is that with each additional year our reception by these charities grows and becomes more meaningful.  The first time that we show up, charities are always gracious and thankful for the gift, but their enthusiasm is tempered by the concerns that come with any new fundraising concept.  While we explain to them how our Fund works and that we expect to see them again next year, they always have doubts.  It isn’t until our second or even third annual gift meeting when we get that “aha” moment - when the Gift Officer truly starts to believe that we really are going to come back each year and hopefully with a larger donation.  That is the moment when the Gift Officer and the charity realize the power of sustainable giving.  The whole process of visiting the charities, seeing their work, presenting the check, and of course, witnessing the “aha” moments is a tremendously uplifting experience and thus makes April our favorite month of the year.

Another exciting part of our year was the creation of a new category of investor called a Donation Matching Investor.  Instead of choosing a specific charity, these investors allow their donations to be used as matching donations for other investors.  The goal here is to provide our investors with even more incentive to – “give more by saving more.”  For the fiscal year ended on March 31, 2011, the average, month-end Donation Premium was $9.27.  This means that for every $1.00 of donation created by our typical investor, there was an additional $9.27 of donations made for matching purposes.  As you can image, this new program has been well received by both the investors and the charities.  We are now actively seeking more Donation Matching Investors.  So if you are the type of person that wants to incentivize other people to do the right thing, then become one of our Donation Matching Investors and help us promote philanthropy.

Please keep in mind that this Matching Premium will change both up and down over time, as the ratio between Donation Matching Investors and normal investors change with subscriptions and redemptions.  It is also worth noting that the Davlin Foundation Board of Trustees will decide how much each charity receives in matching funds.

Average Month-End Donation Information

April 1, 2010 through March 31, 2011

	Davlin Philanthropic Fund	Russell 2000	S&P 500
Donation Rate Matching Premium	0.50% $9.27	0.00% 0.00%	0.00% 0.00%

Market Update:

The twelve month period ended March 31, 2011 started with a “Bear” leading the way, but then finished with a very strong “Bull” charge.  In the first five months of the year, we saw a broad market sell-off with the Russell 2000 down 10.86% and the S&P 500 down a very similar 9.50%.  During that period, we are pleased to report that our Fund was down just 6.70%.  This positive relative performance reassures us that our efforts to minimize down-side risk were effective during that period.

Starting the first of September the “Bull” came charging in and never looked back.  Unlike the sell-off that was broad based, the rally was led by the small-cap sector and technology stocks.  As such, the Russell 2000 finished the year ended March 31, 2011 up an impressive 25.79% and the S&P 500 up 15.65%.  Our Fund finished the year ended March 31 up a respectable 16.35%.  We underperformed the Russell 2000 significantly, but still outperformed the S&P 500.  As we have discussed in this letter several times before, we would be very concerned to out-perform a strong “Bull” market that is up over 25%.  It would indicate that we had taken on more risk than our “Quality Value” style should allow.  This is especially true when the technology sector is leading the market up.  Traditionally, finding value in the technology sector is very difficult, because good technology usually receives a price premium and bad technology usually closes a firm.  As such, our Fund, like most value funds, will almost always be under-weighted in technology stocks.

On the positive side, we were over-weighted oil and gas stocks through our investment in Conoco Phillips, Tidewater Inc., Valero Energy Group, BP PLC, Marathon Oil, Royal Dutch Shell, Chesapeake Energy preferred, and Noble Corporation.  Most of our investment in this these stocks took place when West Texas Intermediate (WTI) crude was selling below $60 a barrel, and some even as low as $41 a barrel.  While the price of WTI is now above $110 a barrel, the political instability in the oil rich countries along with growing demand from both the developing and the developed world leads us to believe that further price appreciation is likely.  With that said, we are also very mindful that the risk of a price correction is much higher today than when WTI was at $60 a barrel.  Admittedly, weighing the risk/reward balance in this type of commodity-based business can be very tricky.  We have already taken some gains in Chesapeake Energy, Marathon Oil, and Royal Dutch Shell.  We will continue to assess our risk in these investments and look for opportunities to reduce our exposure further.

On a history-to-date basis, the Davlin Philanthropic Fund delivered an average annualized return of 12.25%, besting the 6.68% delivered by the Russell 2000 and the 1.4% delivered by the S&P 500.

Performance Numbers for Last Year

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2010 Through March 31, 2011 Fund Compared to Index	16.35%	25.79% (9.44)%	15.65% +0.70%

Performance Numbers for History-to-Date

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through March 31, 2011 Fund Compared to Index	12.25%	6.68% +5.57%	1.40% +10.85%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Portfolio Highlights:

Our “Best Performer” in the portfolio is Aercap Holdings N.V.   Since we wrote about Aercap in our last Annual Report, let us talk about our second best performer, Ceradyne, Inc. (CRDN).  CRDN specializes in manufacturing highly technical ceramic products.  You may know them as the top producer of body armor for our troops.  The stock peaked out in July of 2007 at just under $83.00 a share.  The stock then started a long decent as a result of reduced Government orders for body armor.  While most people only saw decreasing body armor sales, we saw a company that could be the world leader in advanced technical ceramics.  These high-tech ceramics are a new and very exciting breakthrough in industrial materials and offer significant advantages with respect to metals and plastics when it comes to hardness, light weight, ability to withstand extremely high temperatures, resistance to wear as well as corrosion, and low friction.  In addition, high-tech ceramics can be as conductive or resistive as your electrical requirements dictate.  CRDN was still very profitable and had just under $5.00 of net cash on its balance sheet.  More importantly, CRDN had a portfolio of exciting new products in truck armor, silicon refining crucibles for the solar industry, aluminum processing raceways, nuclear waste containment casks and oil field drilling bits and extraction screens.  We started buying the stock in June of 2008 at $39.00 and kept buying it all the way down to $16.63.  With hind-sight, we started buying too early and it cost us some money and lots of agitation.  As hoped for, many of these new products are starting to redefine their industries and Ceradyne has become a growth story again with a stock price of $45.08 at quarter end.  On top of these new products sales, CRDN is still getting new body armor contracts, but the story is still not over.  They have a long way to go before they realize the full benefit of their R&D portfolio, to include a new combat helmet.  There may be some bumps along the way, but we are confident that this story will end well.

Our “Worst Performer” in the portfolio is Gleacher & Company.  Since we wrote about it in our September 30, 2010 Semi-Annual, let’s cover our second worst performer, RRsat Global Communications Network, Ltd.  RRsat is an Israeli company (traded on NASDAQ) that provides the content distribution services involved in the transmission of video and audio broadcasts over a state-of-the-art satellite and ground bases infrastructure for more than 545 television and radio channels throughout more than 150 countries.  Traditionally, these services were provided primarily by in-house departments of the big broadcast companies.  RRsat is one of the first independent companies that is proving it can provide these services better and cheaper than the old broadcasting companies.  RRsat has a history of returns higher than a 10% ROA, no debt and $35M in cash.  This company grew revenue from $23.7M in sales in 2004 to $102.0M in 2010.  They are in the middle of an expansion in the US, so margins are currently suffering and so is the stock price.  We feel that as the broadcast industry fragments and complicates (high definition TV requires transmitting a simultaneous, duplicate signal and so does 3D TV), out-sourcing these broadcasting services will prove to be easier and cheaper than providing an in-house solution.  As one of the leaders in the space, we expect RRsat to get more than its share of the market.  Until then, we will plan to wait, observe and continuously re-evaluate.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving, and remember - every additional dollar you invest in the Davlin Philanthropic Fund sends more money to the charities you love.  Help us accomplish our mission by making regular investments in the Fund and consider sharing our story with your friends and favorite non-profits.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

   Wayland, MA 01778-1829

Top 10 Positions as of March 31, 2011:

% Net Assets

1.   Ceradyne, Inc.

3.51%

2.   Seaboard Corporation

3.13%

3.   Aercap Holdings N.V.

2.90%

4.   Legg Mason, Inc.

2.81%

5.   Conoco Phillips

2.53%

6.   Tidewater, Inc.

2.50%

7.   Hansen Natural Corp

2.43%

8.   Arden Group, Inc. Class A

2.42%

9.   Wellcare Health Plans

2.30%

10. JMP Group, Inc.

2.26%

 Total:

          26.79%

Top 5 Best Performers:

Realized and Unrealized Gains

1.  Aercap Holdings N.V.

$62,763

2.  Ceradyne, Inc.

$53,347

3.  Hansen Natural Corporation

$52,088

4.  Seaboard Corporation

$50,268

5.  Marathon Oil Corporation

$44,378

Total:

          $262,844

Top 5 Worst Performers:

Realized and Unrealized Losses

1. Gleacher & Company, Inc.

$33,793

2  RRsat Global Communications Network, Ltd.

$12,493

3. People’s United Financial, Inc.

$  9,302

4. Excel Maritime Carriers LTD.

$  8,419

5. Harbinger Group, Inc.

$  6,755

Total:

$70,762

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2011 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	1 Year	Since Inception	Value
Davlin Philanthropic Fund	16.35%	12.25%	$13,828
Russell 2000 Index	25.79%	6.68%	$11,990
S&P 500 Index	15.65%	1.40%	$10,398

15000
10000
5000
0
Davlin Philanthropic Fund
Russell 2000 Index
S&P500 Index
6/11/2008 (Fund Inception)
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

Davlin Philanthropic Fund

Portfolio Analysis

March 31, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Davlin Philanthropic Fund
	Schedule of Investments
	March 31, 2011

Shares		Fair Value

COMMON STOCKS - 78.44%

Aircraft Parts & Auxiliary Equipment - 1.40%
1,900	Spirit Aerosystems Holdings, Inc. Class A *	$ 48,773

Bottled & Canned Soft Drinks - 2.43%
1,400	Hansen Natural Corp. *	84,322

Communications Services, NEC - 1.33%
6,400	RRSat Global Communications Network Ltd. (Israel)	46,080

Cookies & Crackers - 1.08%
800	J&J Snack Foods Corp.	37,656

Fire, Marine & Casualty Insurance - 7.99%
1,200	ACE Ltd. (Switzerland)	77,640
125	Fairfax Financial Holdings Ltd. (Canada)	47,226
2,200	Montpelier RE Holdings Ltd. (Bermuda)	38,874
1,300	Safety Insurance Group, Inc.	59,943
900	Travelers Companies, Inc.	53,532
		277,215
Footwear - 0.59%
1,000	Skechers USA, Inc. Class A *	20,540

Hospital & Medical Service Plans - 2.30%
1,900	Wellcare Health Plans, Inc. *	79,705

Industrial Instruments for Measurement - 0.98%
1,200	Cognex Corp.	33,900

Investment Advice - 4.61%
500	Franklin Resources, Inc.	62,540
2,700	Legg Mason, Inc.	97,443
		159,983
Meat Packing Plants - 3.13%
45	Seaboard Corp.	108,585

Metal Mining - 1.41%
880	Freeport-McMoran Copper & Gold, Inc.	48,884

Miscellaneous Electrical Machinery, Equipment & Sypplies - 0.72%
4,770	Harbinger Group, Inc. *	24,852

Miscellaneous Manufacturing Industries - 6.04%
2,700	Ceradyne, Inc. *	121,716
3,000	Hillenbrand, Inc.	64,500
1,100	Oil-Dri Corp. of America	23,430
		209,646
Motor Vehicles & Passenger Cars - 1.80%
780	Toyota Motor Corp. ADR (Japan)	62,595

Oil and Natural Gas - 9.21%
1,350	BP Plc ADR (United Kingdom)	59,589
1,100	Conoco Phillips	87,846
1,000	Marathon Oil Corp.	53,310
300	Noble Corp. (Switzerland)	13,686
500	Royal Dutch Shell Plc-B ADR (Netherlands)	36,620
2,300	Valero Energy Corp.	68,586
		319,637
Poultry Slaughtering & Processing - 0.79%
600	Sanderson Farms, Inc.	27,552

Primary Production of Aluminum - 0.99%
700	Kaiser Aluminum Corp.	34,475

Private Equity Firm - 1.66%
4,200	MVC Capital, Inc.	57,624

Retail - Eating Places - 1.78%
3,600	Nathans Famous, Inc. *	61,668

Retail - Grocery Stores - 3.42%
1,100	Arden Group, Inc. Class A	83,941
1,200	Village Super Market, Inc. Class A	34,920
		118,861
Retail - Radio, TV & Consumer Electronics - 1.82%
4,200	Radioshack Corp.	63,042

Retail - Variety Stores - 0.42%
300	BJ's Wholesale Club, Inc. *	14,646

Rolling Drawing & Extruding of Nonferus Metals - 1.35%
1,500	RTI International Metals, Inc. *	46,725

Savings Institution, Federally Chartered - 2.29%
3,000	People's United Financial, Inc.	37,740
2,100	Territorial Bancorp, Inc.	41,832
		79,572
Search, Detection, Navigation, Guidance, Aeronautical Sys - 1.46%
1,500	Garmin Ltd. (Cayman Islands)	50,790

Security Brokers, Dealers & Flotation Companies - 3.49%
24,600	Gleacher & Company, Inc. *	42,804
9,100	JMP Group, Inc.	78,351
		121,155
Security & Commodity Brokers, Dealers, Exchanges & Services - 0.40%
400	NYSE Euronext	14,068

Services-Advertising Agencies - 0.54%
1,300	ValueClick, Inc. *	18,785

Services-Amusement & Recreation Services - 1.75%
16,900	Dover Downs Gaming & Entertainment, Inc.	60,671

Services-Commercial Physical & Biological Research - 0.96%
1,200	Pharmaceutical Product Development, Inc.	33,240

Services-Equipment Rental & Leasing - 4.28%
8,000	AerCap Holdings N.V. (Netherlands) *	100,560
123	Wesco Financial Corp.	47,872
		148,432
State Commercial Banks - 0.91%
2,100	Glacier Bancorp, Inc.	31,605

Telephone Communications (No Radio Telephone) - 2.61%
900	BCE, Inc. (Canada)	32,706
1,500	Verizon Communications, Inc.	57,810
		90,516
Water Transportation - 2.50%
1,450	Tidewater, Inc.	86,782

TOTAL FOR COMMON STOCKS (Cost $2,043,070) - 78.44%		$ 2,722,582

EXCHANGE TRADED FUNDS - 4.58%
400	ETFS Palladium Trust *	30,412
220	ETFS Platinum Trust *	38,667
2,700	Global X Uranium ETF	40,095
600	IShares MSCI South Korea Index Fund	38,610
300	Proshares Ultrashort 20+ year Treasury *	11,232
		159,016

TOTAL EXCHANGE TRADED FUNDS (Cost $128,920) - 4.58%		$ 159,016

SENIOR NOTES - 0.94%
1,300	CBS Corp. 6.75% 3/27/2056	32,682

TOTAL SENIOR NOTES (Cost $13,415) - 0.94%		$ 32,682

PREFERRED STOCK - 4.42%
165	Chesapeake Energy Corp. PFD 4.50% 12/31/2049	16,005
2,800	The Goldman Sachs Group, Inc. 2010 PFD-C 4.214% ** 6/6/2011	66,892
700	Sourthern California Edison Co. PFD 5.349% **	70,700
		153,597

TOTAL PREFERRED STOCK (Cost $130,498) - 4.42%		$ 153,597

REAL ESTATE INVESTMENT TRUST - 3.39%
3,600	Chatham Lodging Trust	58,500
4,200	Franklin Street Properties Corp.	59,094
		117,594

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $111,762) - 3.39%		$ 117,594

SHORT TERM INVESTMENTS - 7.46%
9,031	Fidelity Institutional Money Market Fund - Class I 0.25% **	9,031
250,000	Huntington Conservative Deposit Account 0.25%**	250,000
		259,031

TOTAL SHORT-TERM INVESTMENTS (Cost $259,031) - 7.46%		$ 259,031

TOTAL INVESTMENTS (Cost $2,686,696) - 99.23%		3,444,502

OTHER ASSETS LESS LIABILITIES - 0.77%		26,572

NET ASSETS - 100.00%		$ 3,471,074

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2011.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
March 31, 2011

Assets:
Investments, at Fair Value (Cost $2,686,696)	$ 3,444,502
Receivables:
Dividends and Interest	3,132
Due from Securities Sold	27,822
Total Assets	3,475,456
Liabilities:
Accrued Management Fees (Note 4)	2,921
Accrued Charitable Contributions (Note 4)	1,461
Total Liabilities	4,382
Net Assets	$ 3,471,074

Net Assets Consist of:
Paid In Capital	$ 2,680,520
Accumulated Net Investment Loss	(16,757)
Accumulated Undistributed Realized Gain on Investments	49,505
Unrealized Appreciation in Value of Investments	757,806
Net Assets, for 263,003 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 3,471,074

Net Asset Value and Offering Price Per Share ($3,471,074/263,003)	$ 13.20

Minimum Redemption Price ($13.20 x 0.99)*	$ 13.07

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

Davlin Philanthropic Fund
Statement of Operations
For the Year Ended March 31, 2011

Investment Income:
Dividends	$ 58,202
Interest	1,119
Total Investment Income	59,321

Expenses:
Advisory Fees (Note 4)	29,404
Charitable Contributions (Note 4)	14,702
Total Expenses	44,106

Net Investment Income	15,215

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	107,605
Net Change in Unrealized Appreciation on Investments	346,315
Net Realized and Unrealized Gain on Investments	453,920

Net Increase in Net Assets Resulting from Operations	$ 469,135

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	3/31/2011	3/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 15,215	$ 21,189
Net Realized Gain on Investments	107,605	67,431
Net Change in Unrealized Appreciation on Investments	346,315	603,040
Net Increase in Net Assets Resulting from Operations	469,135	691,660

Distributions to Shareholders From:
Net Investment Income	(33,309)	(54,693)
Realized Gains	(8,753)	-
Net Change in Net Assets from Distributions	(42,062)	(54,693)

Capital Share Transactions:
Proceeds from Sale of Shares	303,931	495,833
Shares Issued on Reinvestment of Dividends	42,062	54,693
Cost of Shares Redeemed	(50,064)	(75,040)
Net Increase in Net Assets from Shareholder Activity	295,929	475,486

Net Assets:
Net Increase in Net Assets	723,002	1,112,453
Beginning of Period	2,748,072	1,635,619
End of Period (Including Accumulated Net Investment
Income (Loss) of $(16,757) and $(14,019), respectively)	$ 3,471,074	$ 2,748,072

Share Transactions:
Shares Sold	24,892	44,155
Shares Issued on Reinvestment of Dividends	3,335	5,107
Shares Redeemed	(4,237)	(7,707)
Net Increase in Shares	23,990	41,555
Outstanding at Beginning of Period	239,013	197,458
Outstanding at End of Period	263,003	239,013

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

			For the Period *
	Year Ended	Year Ended	Ended
	3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 11.50	$ 8.28	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.06	0.10	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	1.81	3.39	(1.74)
Total from Investment Operations	1.87	3.49	(1.65)

Distributions from:
Net Investment Income	(0.14)	(0.27)	(0.07)
Capital Gains	(0.03)	-	-
Total Distributions	(0.17)	(0.27)	(0.07)

Net Asset Value, at End of Period	$ 13.20	$ 11.50	$ 8.28

Total Return ***	16.35%	42.39%	(16.53)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,471	$ 2,748	$ 1,636
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	****
Ratio of Net Investment Income to Average Net Assets	0.52%	1.01%	1.23%	****
Portfolio Turnover Rate	20.60%	27.84%	33.20%

* June 11, 2008 Commencement of Investment Operations.

** Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

**** Annualized for period less than a year.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investments operation on June 11, 2008. The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2009 - 2010, or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.  For the year ended March 31, 2011, the Fund reclassified $14,702 from accumulated net investment loss to paid-in-capital.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

Note 3.  SECURITIES VALUATIONS

As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Senior notes- Senior notes generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Senior notes that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, a senior note is generally valued by the pricing service at its last bid price.  To the extent these senior notes are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current value, or when restricted or illiquid senior notes are being valued, such senior notes are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2011:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,722,582	$ -	-	$ 2,722,582
Exchange Traded Funds	159,016	-	-	159,016
Senior Notes	32,682	-	-	32,682
Preferred Stock	153,597	-	-	153,597
Real Estate Investment Trust	117,594	-	-	117,594
Short-Term Investments	259,031	-	-	259,031
Total	$3,444,502	$ -	-	$3,444,502

The Fund did not hold any Level 3 assets any time during the fiscal year ended March 31, 2011.

The Fund did not hold any derivative instruments at any time during the fiscal year ended March 31, 2011.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Board of Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the fiscal year ended March 31, 2011, the Adviser was paid fees of $29,404, and was owed $2,921.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the fiscal year ended March 31, 2011, the Fund donated $14,702 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  Three of the other five trustees of the Foundation are also trustees of the Trust.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011

Note 5. Investment Transactions

For the year ended March 31, 2011, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $1,211,506 and $543,470, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at March 31, 2011, was $2,733,678.

At March 31, 2011, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$805,134	$(94,310)	$710,824

Note 6. Distributions to Shareholders

On December 28, 2010, the Fund declared an income distribution of $0.13624 per share and a long term capital gain distribution of $0.03580.  The distribution was paid on December 28, 2010 to shareholders of record on December 27, 2010.  The tax character of the $42,062 paid was $33,309 ordinary income and $8,753 realized gain.  On December 14, 2009, the Fund declared an income distribution of $0.270 per share.  The distribution was paid on December 11, 2009.  The tax character of the $54,693 paid was ordinary income.

As of March 31, 2011 the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$57,060
Undistributed Accumulated Realized Gain	22,670
Unrealized Appreciation - Net	710,824
Total	$790,554

Note 7. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2011, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 8.  Distribution Plan

The Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated and the Fund has no present intention to activate the Plan.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Davlin Philanthropic Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Davlin Philanthropic Fund (the “Fund”) as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davlin Philanthropic Fund as of March 31, 2011, the results of  its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements as a whole.  The information presented preceding the schedule of investments and additional information listed after the notes to the financial statements is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 31, 2011

Davlin Philanthropic Fund
Expense Illustration
March 31, 2011 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of  (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund  expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010 through March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing defferent funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2010	March 31, 2011	October 1,2010 to March 31,2011

Actual	$1,000.00	$1,156.45	$8.06
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2011 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge at www.DavlunFunds.org or by calling 1-877-Davlin-8.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
George E. McCully; c/o Catalogue for Philanthropy 124 Watertown Street, Suite 3B Watertown, MA 02472 Age: 72	Trustee	Indefinite/ March 2008 to present	President and CEO, Catalogue for Philanthropy (promotes philanthropy) 1997 to present; Principal, George McCully (consulting business) 1983 to present; Trustee, Ellis L. Phillips Foundation (family foundation) 1988 to present; and Trustee, New England Wild Flower Society (plant conservation) 1998 to 2005	1	None
James F. Dwinell III; 680 South Avenue, #3 Weston, MA 02493 Age: 71	Trustee	Indefinite/ March 2008 to present	President and CEO, Cambridge Trust Company, 1989-2003; Director, Cambridge Trust Company 2003 to 2009	1	Chairman, Director, Chair of Compensation Committee, New England Bankcard Association, 1990 to Present.
G. Keith Funston, Jr.; c/o Davlin Fund Advisors, LLC 44 River Road, Suite A Wayland MA 01778 Age: 61	Trustee	Indefinite/ March 2008 to present	Antiques dealer/owner, Funston Antiques, 1997 to present; Board Treasurer, Earthwatch Institute, 1994 to Present; Director, FNX Corp, Inc. (National healthcare systems provider) 1995 to present; COO, InSite/NuStone Surfacing, Inc., (builder of large-scale public landscapes), 1988 to 1997; CFO then CEO, Advanced Energy Dynamics, Inc., (high-tech systems developer to purify powdered commercial material) 1980 to 1988	1	None

1The "Fund Complex" consists of the Davlin Philanthropic Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
William E.B. Davlin[2,3], 44 River Road, Suite A Wayland, MA 01778 Age: 45	President, Treasurer, Chief Compliance Officer, and Trustee	Trustee: Indefinite/ December 2007 Officer: Indefinite/ March 2008 to present	President, Davlin Fund Advisors, LLC (adviser to the Fund), 2007-present; Chief Financial Officer, Burst Media Corporation (internet advertising sales company), 1996-2007; Research Associate, The Royce Funds 1992-1996.	1	None
Frances Tracy Davlin[3] 44 River Road, Suite A Wayland, MA 01778 Age: 43	Secretary	February 2008-present	Homemaker, 1997-present; Assistant Vice President, Equity Syndicate Desk NYC, Lehman Brothers Holdings, Inc., 1991-1997	NA	NA

1 The "Fund Complex" consists of the Davlin Philanthropic Funds.

2William E.B Davlin is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund's investment adviser.

3 William E.B. Davlin and Frances Tracy Davlin are spouses.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 12,000

FY 2010

$ 12,000

(b)

Audit-Related Fees

Registrant

FY2011

$ 1,000

FY2010

$ 1,000

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2011

$ 2,250
FY 2010

$ 2,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 2,250

FY 2010

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: June 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date June 7, 2011

*Print the name and title of each signing officer under his or her signature.